CSFB                      CREDIT SUISSE FIRST BOSTON
----------------------------------------------------------------------------------
                    IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                         DERIVED INFORMATION [11/20/03]

                                  [$35,000,000]
                             [Senior] Bonds Offered
                                  (Approximate)

                                 [$198,000,000]
                        Total Notes Offered & Non-Offered

                  Home Equity Loan-Backed Notes, Series 2003-D

              Credit Suisse First Boston Mortgage Acceptance Corp.
                                    Depositor

                         U.S. Bank Notional Association
                                Indenture Trustee

         The information contained in the attached materials is referred to as the "Information".

         The Information has been provided by Credit Suisse First Boston.
Neither the Issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The
Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the notes. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive
Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB                      CREDIT SUISSE FIRST BOSTON
----------------------------------------------------------------------------------
                    IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                           [$35,000,000] (Approximate)
                Home Equity Mortgage-Backed Notes, Series 2003-D

         The below table displays the cash flows for Class A-3 assuming:

o        100% of Prospectus Prepayment Curve (PPC)
o        Spot LIBOR
o        No Losses
o        Triggers Pass (Stepdown allowed)

Period     Date      Principal    Interest    Cash Flow     Balance   Period   Date    Principal  Interest      Cash Flow  Balance
    0    28-Nov-03          0            0    35,000.00
    1    25-Dec-03          0    43,050.00    43,050.00 35,000,000.00   41   25-Apr-07         0  27,610.05     27,610.05 19,550,785.06
    2    25-Jan-04          0    49,427.78    49,427.78 35,000,000.00   42   25-May-07         0  26,719.41     26,719.41 19,550,785.06
    3    25-Feb-04          0    49,427.78    49,427.78 35,000,000.00   43   25-Jun-07         0  27,610.05     27,610.05 19,550,785.06
    4    25-Mar-04          0    46,238.89    46,238.89 35,000,000.00   44   25-Jul-07         0  26,719.41     26,719.41 19,550,785.06
    5    25-Apr-04          0    49,427.78    49,427.78 35,000,000.00   45   25-Aug-07         0  27,610.05     27,610.05 19,550,785.06
    6    25-May-04          0    47,833.33    47,833.33 35,000,000.00   46   25-Sep-07         0  27,610.05     27,610.05 19,550,785.06
    7    25-Jun-04          0    49,427.78    49,427.78 35,000,000.00   47   25-Oct-07         0  26,719.41     26,719.41 19,550,785.06
    8    25-Jul-04          0    47,833.33    47,833.33 35,000,000.00   48   25-Nov-07         0  27,610.05     27,610.05 19,550,785.06
    9    25-Aug-04          0    49,427.78    49,427.78 35,000,000.00   49   25-Dec-07         0  26,719.41     26,719.41 19,550,785.06
   10    25-Sep-04          0    49,427.78    49,427.78 35,000,000.00   50   25-Jan-08         0  27,610.05     27,610.05 19,550,785.06
   11    25-Oct-04          0    47,833.33    47,833.33 35,000,000.00   51   25-Feb-08 333,809.96 27,610.05    361,420.01 19,216,975.11
   12    25-Nov-04          0    49,427.78    49,427.78 35,000,000.00   52   25-Mar-08 499,054.92 25,387.76    524,442.67 18,717,920.19
   13    25-Dec-04          0    47,833.33    47,833.33 35,000,000.00   53   25-Apr-08 486,582.33 26,433.86    513,016.19 18,231,337.86
   14    25-Jan-05          0    49,427.78    49,427.78 35,000,000.00   54   25-May-08 474,414.87 24,916.16    499,331.03 17,756,922.99
   15    25-Feb-05          0    49,427.78    49,427.78 35,000,000.00   55   25-Jun-08 462,545.18 25,076.72    487,621.90 17,294,377.81
   16    25-Mar-05          0    44,644.44    44,644.44 35,000,000.00   56   25-Jul-08 450,966.05 23,635.65    474,601.70 16,843,411.76
   17    25-Apr-05          0    49,427.78    49,427.78 35,000,000.00   57   25-Aug-08 439,670.47 23,786.64    463,457.11 16,403,741.29
   18    25-May-05          0    47,833.33    47,833.33 35,000,000.00   58   25-Sep-08 428,651.57 23,165.73    451,817.30 15,975,089.72
   19    25-Jun-05          0    49,427.78    49,427.78 35,000,000.00   59   25-Oct-08 417,902.67 21,832.62    439,735.29 15,557,187.05
   20    25-Jul-05          0    47,833.33    47,833.33 35,000,000.00   60   25-Nov-08 407,417.24 21,970.21    429,387.45 15,149,769.81
   21    25-Aug-05          0    49,427.78    49,427.78 35,000,000.00   61   25-Dec-08 397,188.91 20,704.69    417,893.59 14,752,580.90
   22    25-Sep-05          0    49,427.78    49,427.78 35,000,000.00   62   25-Jan-09 387,211.45 20,833.92    408,045.37 14,365,369.45
   23    25-Oct-05          0    47,833.33    47,833.33 35,000,000.00   63   25-Feb-09 377,478.80 20,287.09    397,765.89 13,987,890.65
   24    25-Nov-05          0    49,427.78    49,427.78 35,000,000.00   64   25-Mar-09 367,985.03 17,842.33    385,827.36 13,619,905.63
   25    25-Dec-05          0    47,833.33    47,833.33 35,000,000.00   65   25-Apr-09 358,724.35 19,234.33    377,958.68 13,261,181.27
   26    25-Jan-06          0    49,427.78    49,427.78 35,000,000.00   66   25-May-09 349,691.13 18,123.61    367,814.74 12,911,490.15
   27    25-Feb-06          0    49,427.78    49,427.78 35,000,000.00   67   25-Jun-09 340,879.85 18,233.89    359,113.75 12,570,610.29
   28    25-Mar-06          0    44,644.44    44,644.44 35,000,000.00   68   25-Jul-09 332,285.15 17,179.83    349,464.98 12,238,325.15
   29    25-Apr-06 1,161,074.25  49,427.78 1,210,502.03 33,838,925.75   69   25-Aug-09 323,901.76 17,283.23    341,184.99 11,914,423.39
   30    25-May-06 2,197,769.79  46,246.53 2,244,016.33 31,641,155.95   70   25-Sep-09 315,724.58 16,825.81    332,550.39 11,598,698.81
   31    25-Jun-06 2,143,417.08  44,684.34 2,188,101.43 29,497,738.87   71   25-Oct-09 307,748.59 15,851.56    323,600.15 11,290,950.22
   32    25-Jul-06 2,090,385.99  40,313.58 2,130,699.57 27,407,352.88   72   25-Nov-09 299,968.94 15,945.33    315,914.27 10,990,981.28
   33    25-Aug-06 2,038,644.71  38,705.27 2,077,349.98 25,368,708.17   73   25-Dec-09 292,380.85 15,021.01    307,401.85 10,698,600.43
   34    25-Sep-06 1,988,162.18  35,826.25 2,023,988.43 23,380,545.99   74   25-Jan-10 284,979.67 15,108.80    300,088.47 10,413,620.76
   35    25-Oct-06 1,938,908.08  31,953.41 1,970,861.50 21,441,637.91   75   25-Feb-10 277,760.88 14,706.35    292,467.23 10,135,859.88
   36    25-Nov-06 1,890,852.85  30,280.36 1,921,133.20 19,550,785.06   76   25-Mar-10 270,720.05 12,928.85    283,648.91  9,865,139.82
   37    25-Dec-06          0    26,719.41    26,719.41 19,550,785.06   77   25-Apr-10 263,852.86 13,931.77    277,784.63  9,601,286.96
   38    25-Jan-07          0    27,610.05    27,610.05 19,550,785.06   78   25-May-10 257,155.09 13,121.76    270,276.85  9,344,131.87
   39    25-Feb-07          0    27,610.05    27,610.05 19,550,785.06   79   25-Jun-10 250,622.64 13,195.99    263,818.63  9,093,509.23
   40    25-Mar-07          0    24,938.11    24,938.11 19,550,785.06   80   25-Jul-10 244,251.47 12,427.80    256,679.27  8,849,257.75

CSFB                      CREDIT SUISSE FIRST BOSTON
----------------------------------------------------------------------------------
                    IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

Period    Date      Principal   Interest  Cash Flow     Balance    Period     Date    Principal  Interest  Cash Flow    Balance
   81    25-Aug-10 238,037.69   12,497.12  250,534.81  8,611,220.06  135   25-Feb-15  56,414.50  3,486.77  59,901.27  1,835,713.76
   82    25-Sep-10 231,977.46   12,160.96  244,138.41  8,379,242.61  136   25-Mar-15  54,906.99  3,055.44  57,962.44  1,780,806.77
   83    25-Oct-10 226,067.04   11,451.63  237,518.68  8,153,175.56  137   25-Apr-15  53,437.73  3,281.63  56,719.36  1,727,369.04
   84    25-Nov-10 220,302.81   11,514.10  231,816.91  7,932,872.75  138   25-May-15  52,005.76  3,080.47  55,086.23  1,675,363.28
   85    25-Dec-10 214,681.20   10,841.59  225,522.79  7,718,191.55  139   25-Jun-15  50,610.17  3,087.32  53,697.49  1,624,753.11
   86    25-Jan-11 209,198.74   10,899.80  220,098.55  7,508,992.81  140   25-Jul-15  49,250.05  2,897.48  52,147.53  1,575,503.06
   87    25-Feb-11 203,852.06   10,604.37  214,456.42  7,305,140.75  141   25-Aug-15  47,924.54  2,903.30  50,827.84  1,527,578.52
   88    25-Mar-11 198,637.84    9,318.11  207,955.95  7,106,502.91  142   25-Sep-15  46,632.77  2,814.99  49,447.76  1,480,945.75
   89    25-Apr-11 193,552.86   10,035.96  203,588.82  6,912,950.06  143   25-Oct-15  45,373.92  2,641.02  48,014.94  1,435,571.82
   90    25-May-11 188,593.97    9,447.70  198,041.67  6,724,356.08  144   25-Nov-15  44,147.17  2,645.44  46,792.61  1,391,424.66
   91    25-Jun-11 183,758.11   12,391.49  196,149.60  6,540,597.97  145   25-Dec-15  42,951.72  2,481.37  45,433.09  1,348,472.94
   92    25-Jul-11 179,042.27   11,664.07  190,706.34  6,361,555.70  146   25-Jan-16  41,786.80  2,484.94  44,271.74  1,306,686.14
   93    25-Aug-11 174,443.54   11,722.93  186,166.47  6,187,112.16  147   25-Feb-16  40,651.66  2,407.93  43,059.59  1,266,034.48
   94    25-Sep-11 169,959.05   11,401.47  181,360.53  6,017,153.11  148   25-Mar-16  39,545.55  2,182.50  41,728.05  1,226,488.93
   95    25-Oct-11 165,586.03   10,730.59  176,316.62  5,851,567.08  149   25-Apr-16  38,467.76  2,260.15  40,727.90  1,188,021.18
   96    25-Nov-11 161,321.75   10,783.14  172,104.89  5,690,245.33  150   25-May-16  37,417.58  2,118.64  39,536.22  1,150,603.60
   97    25-Dec-11 157,163.56   10,147.60  167,311.16  5,533,081.77  151   25-Jun-16  36,394.33  2,120.31  38,514.64  1,114,209.26
   98    25-Jan-12 153,108.87   10,196.24  163,305.11  5,379,972.90  152   25-Jul-16  35,397.35  1,987.01  37,384.36  1,078,811.92
   99    25-Feb-12 149,155.16    9,914.09  159,069.26  5,230,817.73  153   25-Aug-16  34,425.97  1,988.01  36,413.98  1,044,385.94
  100    25-Mar-12 145,299.96    9,017.35  154,317.31  5,085,517.77  154   25-Sep-16  33,479.57  1,924.57  35,404.14  1,010,906.37
  101    25-Apr-12 141,540.87    9,371.48  150,912.35  4,943,976.90  155   25-Oct-16  32,557.52  1,802.78  34,360.31    978,348.85
  102    25-May-12 137,875.53    8,816.76  146,692.29  4,806,101.36  156   25-Nov-16  31,659.22  1,802.88  33,462.10    946,689.63
  103    25-Jun-12 134,301.67    8,856.58  143,158.24  4,671,799.70  157   25-Dec-16  30,784.08  1,688.26  32,472.34    915,905.55
  104    25-Jul-12 130,817.03    8,331.38  139,148.40  4,540,982.67  158   25-Jan-17  29,931.51  1,687.81  31,619.32    885,974.04
  105    25-Aug-12 127,419.44    8,368.02  135,787.46  4,413,563.23  159   25-Feb-17  29,100.97  1,632.65  30,733.62    856,873.07
  106    25-Sep-12 124,106.77    8,133.22  132,239.98  4,289,456.47  160   25-Mar-17  28,291.89  1,426.22  29,718.11    828,581.18
  107    25-Oct-12 120,876.94    7,649.53  128,526.47  4,168,579.53  161   25-Apr-17  27,503.75  1,526.89  29,030.64    801,077.44
  108    25-Nov-12 117,727.93    7,681.77  125,409.69  4,050,851.60  162   25-May-17  26,736.02  1,428.59  28,164.60    774,341.42
  109    25-Dec-12 114,657.75    7,224.02  121,881.77  3,936,193.85  163   25-Jun-17  25,988.19  1,426.94  27,415.13    748,353.23
  110    25-Jan-13 111,664.48    7,253.53  118,918.01  3,824,529.37  164   25-Jul-17  25,259.77  1,334.56  26,594.33    723,093.46
  111    25-Feb-13 108,746.23    7,047.76  115,793.99  3,715,783.13  165   25-Aug-17  24,550.27  1,332.50  25,882.77    698,543.20
  112    25-Mar-13 105,442.05    6,184.71  111,626.76  3,610,341.09  166   25-Sep-17  23,859.22  1,287.26  25,146.48    674,683.98
  113    25-Apr-13 102,686.90    6,653.06  109,339.95  3,507,654.19  167   25-Oct-17  23,186.15  1,203.19  24,389.34    651,497.82
  114    25-May-13 100,000.82    6,255.32  106,256.14  3,407,653.37  168   25-Nov-17  22,530.63  1,200.57  23,731.19    628,967.20
  115    25-Jun-13  97,382.12    6,279.55  103,661.67  3,310,271.25  169   25-Dec-17  21,892.20  1,121.66  23,013.86    607,075.00
  116    25-Jul-13  94,829.15    5,903.32  100,732.47  3,215,442.10  170   25-Jan-18  21,270.44  1,118.70  22,389.15    585,804.55
  117    25-Aug-13  91,406.34    5,925.35   97,331.68  3,124,035.76  171   25-Feb-18  21,657.03  1,079.51  22,736.53    564,147.53
  118    25-Sep-13  89,007.81    5,756.90   94,764.71  3,035,027.95  172   25-Mar-18  50,823.48    938.99  51,762.47    513,324.04
  119    25-Oct-13 86,602.96     5,412.47   92,015.42  2,948,425.00  173   25-Apr-18  49,369.78    945.94  50,315.72    463,954.27
  120    25-Nov-13 84,334.29     5,433.29   89,767.58  2,864,090.71  174   25-May-18  47,954.20    827.39  48,781.58    416,000.07
  121    25-Dec-13 82,122.57     5,107.63   87,230.20  2,781,968.14  175   25-Jun-18  46,575.78     766.6  47,342.38    369,424.29
  122    25-Jan-14 79,966.41     5,126.55   85,092.96  2,702,001.73  176   25-Jul-18  38,821.39    658.81  39,480.20    330,602.89
  123    25-Feb-14 77,864.44     4,979.19   82,843.63  2,624,137.29  177   25-Aug-18  35,627.40    609.23  36,236.63    294,975.49
  124    25-Mar-14 75,815.34     4,367.73   80,183.07  2,548,321.95  178   25-Sep-18  34,676.46    543.57  35,220.03    260,299.03
  125    25-Apr-14 73,817.80     4,695.99   78,513.79  2,474,504.15  179   25-Oct-18  32,977.78     464.2  33,441.98    227,321.25
  126    25-May-14 71,870.56     4,412.87   76,283.42  2,402,633.60  180   25-Nov-18  32,104.47     418.9  32,523.37    195,216.78
  127    25-Jun-14 69,972.38     4,427.52   74,399.90  2,332,661.22  181   25-Dec-18  31,253.19    348.14  31,601.33    163,963.59
  128    25-Jul-14 68,122.06     4,159.91   72,281.97  2,264,539.16  182   25-Jan-19  30,423.41    302.15  30,725.56    133,540.18
  129    25-Aug-14 66,318.42     4,173.04   70,491.46  2,198,220.75  183   25-Feb-19  29,614.60    246.08  29,860.69    103,925.57
  130    25-Sep-14 64,560.31     4,050.83   68,611.14  2,133,660.44  184   25-Mar-19  28,826.24    172.98  28,999.22     75,099.33
  131    25-Oct-14 62,846.61     3,805.03   66,651.64  2,070,813.83  185   25-Apr-19  28,057.83    138.39  28,196.23     47,041.50
  132    25-Nov-14 61,176.24     3,816.05   64,992.29  2,009,637.59  186   25-May-19  27,308.88     83.89  27,392.77     19,732.61
  133    25-Dec-14 59,548.12     3,583.85   63,131.97  1,950,089.47  187   25-Jun-19  19,732.61     36.36  19,768.98             0
  134    25-Jan-15 57,961.21     3,593.58   61,554.79  1,892,128.26